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                          ARTHUR ANDERSEN LLP


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the use of our report (and all references to our Firm) included in or made a part of this Registration Statement File No. 333-91921 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.

Hartford, Connecticut                            /s/ Arthur Andersen LLP
February 16, 2000